As filed with the Securities and Exchange Commission on June 24, 2024

Securities Act File No. 333-

Investment Company Act File No. 811-21529

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form N-2

(Check Appropriate Box or Boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 24

THE GABELLI GLOBAL UTILITY & INCOME TRUST

(Exact name of Registrant as specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 422-3554

John C. Ball

The Gabelli Global Utility & Income Trust

One Corporate Center

Rye, New York 10580-1422

(914) 921-5070

(Name and Address of Agent for Service)

Copies to:

Peter Goldstein, Esq.	Kevin T. Hardy, Esq.	Michael K. Hoffman
The Gabelli Global Utility & Income Trust	Skadden, Arps, Slate, Meagher & Flom LLP	Skadden, Arps, Slate, Meagher & Flom LLP
One Corporate Center	320 South Canal Street	One Manhattan West
Rye, New York 10580-1422	Chicago, Illinois 60606	New York, New York 10001
(914) 921-5100	(312) 407-0641	(212) 735-3406

Approximate Date of Commencement of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☑	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☑	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☑	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☑	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Subject to Completion

Preliminary Prospectus dated June 24, 2024

BASE PROSPECTUS

dated                      , 2024

$150,000,000

The Gabelli Global Utility & Income Trust

Common Shares

Preferred Shares

Notes

Subscription Rights to Purchase Common Shares

Subscription Rights to Purchase Preferred Shares

Subscription Rights to Purchase Common and Preferred Shares

Investment Objective. The Gabelli Global Utility & Income Trust is a non-diversified, closed-end management investment company, organized as a Delaware statutory trust, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund. An investment in the Fund is not appropriate for all investors.

The Fund’s investment objective is to seek a consistent level of after-tax total return over the long-term with an emphasis currently on qualifying dividends. No assurance can be given that the Fund will achieve its investment objective. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in (i) equity securities (including common stock, preferred stock, convertible stock and options on these securities) of domestic and foreign companies involved to a substantial extent (i.e., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing (a) products, services or equipment for the generation or distribution of electricity, gas or water, (b) infrastructure operations such as airports, toll roads and municipal services and (c) telecommunications services such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications and internet (collectively, the “Utilities Industry”) and (ii) securities (including preferred and debt securities, as well as government obligations) of issuers that are expected to periodically pay dividends or interest. The Fund’s 80% policy is not fundamental and shareholders will be notified if it is changed. In addition, under normal market conditions, at least 25% of the Fund’s assets will consist of securities (including preferred and debt securities) of domestic and foreign companies involved to a substantial extent in the Utilities Industry. The remaining Fund assets will generally be invested in other securities that the Investment Adviser views as not being correlated with the Fund’s Utilities Industry investments. Such investments may include convertible securities, securities of issuers subject to reorganization or other risk arbitrage investments, certain derivative instruments including equity contract for difference swap transactions, other debt securities (including obligations of the U.S. Government), and money market instruments. The Fund may invest without limitation in securities of foreign issuers and will generally be invested in securities of issuers located in at least three countries, including the United States. It is anticipated that, under normal market conditions, at least 40% of the Fund’s assets will be invested in foreign securities. Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside of the United States if (1) it is organized under the laws of, or has a principal office located in, another country; (2) the principal trading market for its securities is in another country; or (3) it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country. The Fund may purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar denominated securities of foreign issuers, which will be considered foreign securities for purposes of the Fund’s investment policies. Typically, the Fund will not hold any foreign securities of emerging market issuers and, if it does, such securities are not expected to comprise more than 10% of the Fund’s managed assets. The Fund expects to invest in securities across all market capitalization ranges. The Fund may invest up to 10% of its total assets in securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality, including securities of issuers in default, which are likely to have the lowest rating. Securities rated below investment grade, which may be preferred shares or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than “BBB” by S&P, or lower than “Baa” by Moody’s or unrated securities considered by the Investment Adviser to be of comparable quality, are commonly referred to as “junk bonds” or “high yield” securities.

We may offer, from time to time, in one or more offerings, our common and/or fixed rate preferred shares, each with a par value $0.001 per share (together, “shares”), our promissory notes (“notes”), and/or our subscription rights to purchase our common and/or fixed rate preferred shares, which we refer to collectively as the “securities.” Securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any sale of notes will set forth the principal amount, interest rate, interest payment dates, maturities, prepayment protection (if any) and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common and/or preferred shares issuable upon the exercise of each right and the other terms of such rights offering. We may offer subscription rights for common shares, preferred shares or common and preferred shares. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our securities.

Our common shares are listed on the NYSE American LLC (the “NYSE American”) under the symbol “GLU.” On June 12, 2024, the last reported sale price of our common shares was $13.95. The net asset value of the Fund’s common shares at the close of business on June 12, 2024, was $15.16 per share. Our Series A Cumulative Puttable and Callable Preferred Shares (“Series A Preferred Shares”) and Series B Cumulative Puttable and Callable Preferred Shares (“Series B Preferred Shares”) are listed on the NYSE American under the symbol “GLU Pr A” and “GLU Pr B,” respectively. On June 12, 2024, the last reported sales price per share of each of Series A Preferred Shares and Series B Preferred Shares was $51.60 and $50.54, respectively.

Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.

Investing in the Fund’s securities involves risks. See “Risk Factors and Special Considerations” beginning on page 13 and “Additional Fund Information—Risk Factors and Special Considerations” in the Fund’s Annual Report for factors that should be considered before investing in securities of the Fund, including risks related to a leveraged capital structure.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus may not be used to consummate sales of securities by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

This Prospectus, together with an applicable Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus, together with an applicable Prospectus Supplement, which contains important information about the Fund, before deciding whether to invest in the securities, and retain it for future reference. A Statement of Additional Information, dated             , 2024, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of our annual and semiannual reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page 37 of this Prospectus, or request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554) or by writing to the Fund. You may also obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the SEC’s website (http://www.sec.gov). Our annual and semiannual reports are also available on our website (www.gabelli.com). The Statement of Additional Information is only updated in connection with an offering and is therefore not available on the Fund’s website.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus and any applicable Prospectus Supplement. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus and any applicable Prospectus Supplement is accurate as of any date other than the date of this Prospectus or the date of the applicable Prospectus Supplement.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our securities. You should review the more detailed information contained in this prospectus (this “Prospectus”), including the section titled “Risk Factors and Special Considerations” beginning on page 13, the applicable prospectus supplement thereto and the Statement of Additional Information, dated             , 2024 (the “SAI”).

The Fund	The Gabelli Global Utility & Income Trust is a closed-end, non-diversified management investment company organized as a Delaware statutory trust on March 8, 2004. Throughout this Prospectus, we refer to The Gabelli Global Utility & Income Trust as the “Fund” or as “we.” See “The Fund” in the Prospectus.

The Fund’s outstanding common shares, par value $0.001 per share, are listed on the NYSE American LLC (“NYSE American”) under the symbol “GLU,” and the Fund’s outstanding Series A Cumulative Puttable and Callable Preferred Shares (the “Series A Preferred Shares”) and Series B Cumulative Puttable and Callable Preferred Shares (the “Series B Preferred Shares”) are listed on the NYSE American under the symbol “GLU Pr A” and “GLU Pr B,” respectively. On June 12, 2024, the last reported sale price of our common shares was $13.95. The net asset value of the Fund’s common shares at the close of business on June 12, 2024 was $15.16 per share. As of December 31, 2023, the net assets of the Fund attributable to its common shares were $88,750,370. As of June 12, 2024, the Fund had outstanding 5,968,911 common shares; 18,314 Series A Preferred Shares at a liquidation value of $50 per share; and 744,411 Series B Preferred Shares at a liquidation value of $50 per share. The Series A Preferred Shares and the Series B Preferred Shares have the same seniority with respect to distributions and liquidation preference.

The Offering	We may offer, from time to time, in one or more offerings, our common and/or fixed rate preferred shares, $0.001 par value per share, our notes, or our subscription rights to purchase our common or fixed rate preferred shares or both, which we refer to collectively as the “securities.” The securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). The offering price per common share of the Fund will not be less than the net asset value per common share at the time we make the offering, exclusive of any underwriting commissions or discounts, provided that transferable rights offerings that meet certain conditions may be offered at a price below the then current net asset value per common share of the Fund. See “Rights Offerings” in the Prospectus. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities. Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any sale of notes will set forth the principal amount, interest rate, interest payment dates, maturities, prepayment protection (if any), and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common and/or preferred shares issuable upon the exercise of each right and the other terms of such rights offering.

While the aggregate number and amount of securities we may issue pursuant to this registration statement is limited to $150,000,000 of securities, our Board of Trustees (each member a “Trustee,” and collectively, the “Board” or the “Board of Trustees”) may, without any action by the shareholders, amend our Second Amended and Restated Agreement and Declaration of Trust (“Agreement and Declaration of Trust”) from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that we have authority to issue. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering.

Investment Objective and Policies

The Fund’s investment objective is to seek a consistent level of after-tax total return over the long-term with an emphasis currently on qualifying dividends.

The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in (i) equity securities (including common stock, preferred stock, convertible stock and options on these securities) of domestic and foreign companies involved to a substantial extent (i.e., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing (a) products, services or equipment for the generation or distribution of electricity, gas or water, (b) infrastructure operations such as airports, toll roads and municipal services and (c) telecommunications services such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications and internet (collectively, the “Utilities Industry”) and (ii) securities (including preferred and debt securities, as well as government obligations) of issuers that are expected to periodically pay dividends or interest. The Fund’s 80% policy is not fundamental and shareholders will be notified if it is changed. In addition, under normal market conditions, at least 25% of the Fund’s assets will consist of securities (including preferred and debt securities) of domestic and foreign companies involved to a substantial extent in the Utilities Industry. The remaining Fund assets will generally be invested in other securities that the Investment Adviser views as not being correlated with the Fund’s Utilities Industry investments. Such investments may include convertible securities, securities of issuers subject to reorganization or other risk arbitrage investments, certain derivative instruments including equity contract for difference swap transactions, other debt securities (including obligations of the U.S. Government), and money market instruments. The Fund may invest without limitation in securities of foreign issuers and will generally be invested in securities of issuers located in at least three countries, including the United States. It is anticipated that, under normal market conditions, at least 40% of the Fund’s assets will be invested in foreign securities. Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside of the United States if (1) it is organized under the laws of, or has a principal office located in, another country; (2) the principal trading market for its securities is in another country; or (3) it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country. The Fund may purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar denominated securities of foreign issuers, which will be considered foreign securities for purposes of the Fund’s investment policies. Typically, the Fund will not hold any foreign securities of emerging market issuers and, if it does, such securities are not expected to comprise more than 10% of the Fund’s managed assets. The Fund expects to invest in securities across all market capitalization ranges. The Fund may invest up to 10% of its total assets in securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality, including securities of issuers in default, which are likely to have the lowest rating. Securities rated below investment grade, which may be preferred shares or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than “BBB” by S&P, or lower than “Baa” by Moody’s or unrated securities considered by the Investment Adviser to be of comparable quality, are commonly referred to as “junk bonds” or “high yield” securities. No assurance can be given that the Fund will achieve its investment objective. See “Investment Objective and Policies” in the Prospectus.

The Fund is intended for investors seeking a consistent level of after-tax total return consisting of income (with a current emphasis on qualifying dividends) and long-term capital gain. It is not intended for those who wish to play short-term swings in the stock market.

Investment Adviser

Gabelli Funds, LLC, a New York limited liability company, with offices at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund (the “Investment Adviser”). The Investment Adviser’s investment philosophy with respect to selecting investments in the Utilities Industry is to emphasize quality. The Investment Adviser will seek companies that have proven dividend records and sound financial structures. In addition, in making stock selections, the Fund’s Investment Adviser looks for securities that have a superior yield, as well as capital gains potential. The Investment Adviser seeks to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.

Preferred Shares	The terms of each series of preferred shares may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Fund’s common shares. If the Fund’s Board determines that it may be advantageous to the holders of the Fund’s common shares for the Fund to utilize additional leverage, the Fund may issue additional series of fixed rate preferred shares in addition to the currently outstanding Series A Preferred Shares and Series B Preferred Shares. Any fixed rate preferred shares issued by the Fund will pay distributions at a fixed rate. Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See “Additional Fund Information—Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk” in the Fund’s annual report to shareholders on Form N-CSR for the fiscal year ended December 31, 2023 (the “Annual Report”). The Fund may also determine in the future to issue other forms of senior securities, such as securities representing debt, subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may also borrow money, to the extent permitted by the 1940 Act.

Dividends and Distributions

Preferred Shares Distributions. In accordance with the Fund’s Governing Documents (as defined below) and as required by the 1940 Act, all preferred shares of the Fund must have the same seniority with respect to distributions. Accordingly, no complete distribution due for a particular dividend period will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred shares of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred shares of the Fund, any distributions on such preferred shares will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. As used herein, “Governing Documents” means the Fund’s Agreement and Declaration of Trust and By-Laws, together with any amendments or supplements thereto, including any Statement of Preferences establishing a series of preferred shares.

The distributions to the Fund’s preferred shareholders for the fiscal year ended December 31, 2023, were comprised of net investment income. The Fund’s annualized distributions may in the future contain a return of capital. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year. In addition, any amount treated as a tax free return of capital will reduce a shareholder’s adjusted tax basis in its shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares.

Distributions on fixed rate preferred shares, at the applicable annual rate of the per share liquidation preference, are cumulative from the original issue date and are payable, when, as and if declared by the Board, out of funds legally available therefor. The holders of auction rate preferred shares are entitled to receive cash distributions, based on the applicable per share liquidation preference, that vary from dividend period to dividend period.

Common Shares Distributions. In order to allow its common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a managed distribution policy of paying, on a monthly basis, a minimum distribution at an annual rate equal to 6% of the Fund’s initial public offering price of $20.00 per common share. Pursuant to this policy, the Fund intends to pay a distribution of $0.10 per share each month and, if necessary, an adjusting distribution in December which includes any additional income and realized net capital gains in excess of the monthly distributions for that year to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), to maintain its status as a “regulated investment company” under Subchapter M of the Code (“RIC”) and avoid paying U.S. federal excise tax. As a RIC under the Code, the Fund will not be subject to U.S. federal income tax on any taxable income that it distributes to shareholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its shareholders. See “Taxation” in the Prospectus.

Under the Fund’s distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. If the Fund does not generate sufficient earnings (dividends and interest income and realized net capital gain) equal to or in excess of the aggregate distributions paid by the Fund in a given year, then the amount distributed in excess of the Fund’s earnings would be deemed a return of capital to the extent of the shareholder’s tax basis in the shares (reducing the basis accordingly) and as capital gains thereafter. Since a return of capital is considered a return of a portion of a shareholder’s original investment, it is generally not taxable and is treated as a reduction in the shareholder’s cost basis, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to preferred shares, and then to the Fund’s common shares. Under federal tax regulations, some or all of the return of capital distributed by the Fund may be taxable as ordinary income in certain circumstances. This may occur when the Fund has a capital loss carry forward, net capital gains are realized in a fiscal year, and distributions are made in excess of investment company taxable income.

Distributions sourced from paid-in capital should not be considered as the dividend yield or total return of an investment in the Fund. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit.

For the fiscal year ended December 31, 2023, the Fund made distributions of $1.20 per common share, of which $0.97 per common share comprised of return of capital. A portion of the Fund’s common share distributions for many years has included a return of capital. When the Fund makes distributions consisting of returns of capital, such distributions may further decrease the Fund’s total assets and, therefore have the likely effect of increasing the Fund’s expense ratio as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. These effects could have a negative impact on the prices investors receive when they sell shares of the Fund.

The Fund’s distribution policy, including its policy to pay monthly distributions and the annualized amount that the Fund seeks to distribute, may be modified from time to time by the Board as it deems appropriate, including in light of market and economic conditions and the Fund’s current, expected and historical earnings and investment performance. Common shareholders are expected to be notified of any such modifications by press release or in the Fund’s periodic shareholder reports.

Limitations on Distributions. If at any time the Fund has borrowings outstanding, the Fund will be prohibited from paying any distributions on any of its common shares (other than in additional shares) and from repurchasing any of its common shares or preferred shares, unless the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. In addition, in such circumstances the Fund will be prohibited from paying any distributions on its preferred shares unless the value of its total assets, less certain ordinary course liabilities, exceed 200% of the amount of debt outstanding.

Indebtedness	Under applicable state law and our Agreement and Declaration of Trust, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation any notes, will rank senior to the preferred shares and the common shares. The Prospectus Supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related Prospectus Supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Derivatives Transactions

The Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) permits the Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. The Derivatives Rule requires registered investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk leverage limit, and (ii) adopt and implement a derivatives risk management program, unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure (excluding certain derivative transactions used to hedge currency and interest rate risks) to 10% of its net assets. The Derivatives Rule requires a limited derivatives user to adopt policies and procedures to manage its aggregate derivatives risk. The Fund currently qualifies, and intends to continue to qualify, as a limited derivatives user and has adopted policies and procedures designed to manage its derivatives risk in accordance with the Derivatives Rule. In the event that the Fund no longer qualifies as a limited derivatives user, the Fund will comply with the value-at-risk leverage limit and adopt and implement a derivatives risk management program in accordance with the Derivatives Rule. See “Additional Fund Information—Risk Factors and Special Considerations—Special Risks Related to Investment in Derivatives” in the Annual Report.

Because derivative transactions in which the Fund may engage may involve instruments that are not traded on an Exchange or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Additionally, although both over the counter (“OTC”) and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. The use of derivative transactions also presents certain tax risks depending on the character of income, gain, loss and deduction related to the instrument (ordinary vs. capital) and the timing of recognition of income, gain, loss and deduction. While hedging can reduce or eliminate losses arising from derivative transactions, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Fund’s hedging transactions will be effective.

Use of Proceeds

The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its Investment Objective and Policies. The Investment Adviser anticipates that the investment of the proceeds will be made as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. This could occur if market conditions are unstable to such an extent that the Investment Adviser believes market risk is greater than the benefit of making additional investments at that time. Depending on market conditions and operations, a portion of the proceeds to be identified in any relevant Prospectus Supplement may be used to pay distributions in accordance with the Fund’s distribution policy.

The Fund may also use the net proceeds from the offering to call, redeem or repurchase shares of its Series A Preferred Shares or Series B Preferred Shares, as applicable. To the extent permitted by the 1940 Act and Delaware law, the Fund may at any time upon notice redeem the Series A Preferred Shares in whole or in part at a price equal to the $50 liquidation preference per share plus accumulated but unpaid dividends through the date of redemption. The distribution rate on the Series A Preferred Shares is 3.80%, and the distribution rate on the Series B Preferred Shares is 5.20%. See “Description of the Securities—Preferred Shares” in the Prospectus for a definition of “Year 1,” “Year 2” and “Year 3.”

See “Use of Proceeds” in the Prospectus.

Exchange Listing	The Fund’s common shares are listed on the NYSE American under the trading or “ticker” symbol “GLU.” The Fund’s Series A Preferred Shares are listed on the NYSE American under the ticker symbol “GLU Pr A,” and the Fund’s Series B Preferred Shares are listed on the NYSE American under the ticker symbol “GLU Pr B.” See “Description of the Securities” in the Prospectus. The Fund’s common shares have historically traded at a discount to the Fund’s net asset value. Since the Fund commenced trading on the NYSE American, the Fund’s common shares have traded at a maximum discount to net asset value of (19.77)% and a maximum premium of 6.13%.

Risk Factors and Special Considerations

Risk is inherent in all investing and you could lose all or any portion of the amount you invest in our securities. Therefore, before investing in our securities, you should consider the risks described in this Prospectus, the Fund’s Annual Report and any Prospectus Supplement carefully. The following is only a summary of certain risks of investing in the Fund described in more detail in the Fund’s Annual Report and elsewhere in this Prospectus and any applicable Prospectus Supplement. Before you invest, you should read the full summary of the risks of investing in the Fund, beginning on page 13 this Prospectus under the heading “Risk Factors and Special Considerations,” in any accompanying Prospectus Supplement, and under the heading “Additional Fund Information – Risk Factors and Special Considerations” in the Fund’s Annual Report.

The Fund invests in foreign and domestic companies involved in the Utilities Industry and, as a result, the value of the common shares will be more susceptible to factors affecting those particular types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete and increasing interest rates resulting in high interest costs on borrowings needed for product development, infrastructure and capital construction programs, including costs associated with compliance with environmental and other regulations.

Risks related to the Fund’s portfolio investments include risks related to:

●      equity risk;

●      merger arbitrage;

●      investing in common stock, preferred stock, fixed-income securities, corporate bonds, non-investment grade securities, and restricted and illiquid securities;

●      investing in the direct obligations of the government of the United States or its agencies;

●      investing in securities of foreign issuers;

●       use of financial leverage; and

●      derivative transactions.

Special risks to investors in the Fund’s common shares include risks relating to the Fund’s common share distribution policy, dividends and use of leverage, the common shares’ market price and liquidity, dilution and portfolio turnover.

Special risks to investors in the Fund’s preferred shares include risks relating to the preferred shares’ market price and liquidity, distributions on the preferred shares, redemption, reinvestment and subordination.

Special risks to investors in the Fund’s notes include risks relating to the notes’ liquidity, market price (if traded) and terms of redemption.

Special risks to investors in the Fund’s preferred shares and notes include risks relating to common share repurchases, common share distributions and credit quality ratings.

Special risks to holders of the Fund’s subscription rights include risks relating to dilution, market price for subscription rights and the value of the rights.

Other general risks include risks related to:

●      the Fund’s classification as a “non-diversified” investment company, long term investment horizon, management and dependence on key personnel;

●      market risks, market disruptions and geopolitical events, economic events and market events, government intervention in the financial markets, and inflation;

●      the anti-takeover provisions in the Fund’s Governing Documents; and

●      the Fund’s status as a RIC for U.S. federal income tax purposes.

Management and Fees

Gabelli Funds, LLC serves as the Fund’s Investment Adviser’s and is compensated for its services and its related expenses at an annual rate of 0.50% of the Fund’s average weekly net assets, plus assets attributable to any outstanding senior securities, with no deduction for the liquidation preference of any outstanding preferred shares or the principal amount of any outstanding notes. The Fund’s assets for purposes of calculating the level of the management fee will include assets attributable to any outstanding senior securities, such as preferred shares (including the aggregate liquidation preference of any preferred shares and accumulated dividends, if any), or indebtedness, such as notes (including the aggregate principal amount of any such debt securities, plus accrued and unpaid interest thereon), as well as assets attributable to derivatives transactions or other investment management techniques, if any, which have the effect of leveraging the common shares. Consequently, since the Fund has preferred shares outstanding, and may invest in derivatives and use other investment management techniques that involve leverage the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund did not utilize a leveraged capital structure or engage in transactions that leverage the common shares.

Because the investment advisory fees are based on a percentage of assets, which include assets attributable to the Fund’s use of leverage, the Investment Adviser may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of leverage. The Board bases its decision, with input from the Investment Adviser, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Investment Adviser’s potential conflict of interest by retaining the final decision on these matters and by periodically reviewing the Fund’s performance and use of leverage.

See “Management of the Fund” in the Prospectus.

Repurchase of Common Shares	The Board has authorized the Fund to consider the repurchase of its common shares in the open market when the common shares are trading at a discount of 10% or more from net asset value (or such other percentage as the Board may determine from time to time). Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares. During the years ended December 31, 2023 and 2022, the Fund did not repurchase and retire any shares in the open market. Any repurchases are subject to certain notice and other requirements under the 1940 Act. See “Repurchase of Common Shares” in the Prospectus.

Anti-Takeover Provisions

Certain provisions of the Governing Documents may be regarded as “anti-takeover” provisions. Pursuant to these provisions, only one of three classes of Trustees is elected each year; an affirmative vote or consent of 66-2/3% of the outstanding shares entitled to vote is required for the conversion of the Fund from a closed-end to an open-end investment company or for the authorization of certain transactions between the Fund and a beneficial owner of 10% or more of the Fund’s outstanding shares, unless such action has been previously approved by both two-thirds of the Board and two-thirds of the Trustees who are not “interested persons” of the Fund (as defined in the 1940 Act), in which case, an affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) is required; advance notice to the Fund of any shareholder proposal is required; any shareholder proposing the nomination or election of a person as a Trustee must supply significant amounts of information designed to enable verification of whether such person satisfies the qualifications required of potential nominees to the Board; and Trustee nominees in contested elections must be elected by a majority of the outstanding shares.

The Fund is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA Control Share Statute”). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to the Fund on August 1, 2022. The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered “control beneficial interests” (referred to herein as “control shares”). Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders of the Fund or exempted by the Board. Approval by the shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. The Board is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.

The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder. These provisions may have the effect of depriving the Fund’s common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. The issuance of preferred shares could make it more difficult for the holders of common shares to avoid the effect of these provisions. See “Anti-Takeover Provisions of the Fund’s Governing Documents” in the Prospectus.

Custodian	State Street Bank and Trust Company (“State Street”), whose principal address is One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian (the “Custodian”) of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions and out of pocket expenses.

Transfer Agent and Dividend Disbursing Agent	Computershare Trust Company, N.A. (“Computershare”), whose principal address is 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s automatic dividend reinvestment and voluntary cash payment plans and as transfer agent and registrar with respect to the common shares and preferred shares of the Fund.

SUMMARY OF FUND EXPENSES

The information contained under the heading “Additional Fund Information—Summary of Fund Expenses” in the Fund’s Annual Report is incorporated herein by reference.

Price Range of Common Shares

The information contained under the heading “Additional Fund Information—Summary of Fund Expenses—Market, Net Asset Value Information and Unresolved Staff Comments” in the Annual Report is incorporated herein by reference. The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		Corresponding Net Asset Value (“NAV”) Per Share		Corresponding Premium or Discount as a % of NAV
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2024	$14.58	$13.00	$14.92	$14.13	(2.28)%	(8.00)%

FINANCIAL HIGHLIGHTS

The information contained under the headings “Financial Highlights” and “Additional Fund Information—Summary of Fund Expenses—Selected data for a common share outstanding throughout each year” in the Annual Report is incorporated herein by reference. The financial highlights table is intended to help you understand the Fund’s financial performance. The information in this table for the past five years is derived from the Fund’s financial statements audited by                           , independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund’s Annual Report and are incorporated by reference herein.

SENIOR SECURITIES

The information contained under the headings “Financial Highlights” and “Additional Fund Information—Summary of Fund Expenses—Selected data for a common share outstanding throughout each year” in the Annual Report is incorporated herein by reference. The information contained under such headings in the Annual Report concerning the Fund’s outstanding senior securities for the fiscal years ended December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020 and December 31, 2019 is derived from the Fund’s financial statements audited by                            , independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Annual Report and are incorporated by reference herein.

USE OF PROCEEDS

Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. This could occur if market conditions are unstable to such an extent that the Investment Adviser believes market risk is greater than the benefit of making additional investments at that time. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering to be identified in any relevant Prospectus Supplement, may be used to pay distributions in accordance with the Fund’s distribution policy. Such distribution may include a return of capital and should not be considered as dividend yield or the total return from an investment in the Fund.

The Fund may also use the net proceeds from the offering to call, redeem or repurchase shares of its Series A Preferred Shares or Series B Preferred Shares, as applicable. To the extent permitted by the 1940 Act and Delaware law, the Fund may at any time upon notice redeem the Series A Preferred Shares in whole or in part at a price equal to the $50 liquidation preference per share plus accumulated but unpaid dividends through the date of redemption. The distribution rate on the Series A Preferred Shares is 3.80%, and the distribution rate on the Series B Preferred Shares is 5.20%.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on March 8, 2004, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund commenced its investment operations on May 28, 2004. The Fund’s principal office is located at One Corporate Center, Rye, New York 10580-1422 and its telephone is (800) 422-3554.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Policies

The Fund’s investment objective is to seek a consistent level of after-tax total return over the long-term with an emphasis currently on qualifying dividends. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in (i) equity securities (including common stock, preferred stock, convertible stock and options on these securities) of domestic and foreign companies involved to a substantial extent (i.e., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing (a) products, services or equipment for the generation or distribution of electricity, gas or water, (b) infrastructure operations such as airports, toll roads and municipal services and (c) telecommunications services such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications and internet (collectively, the “Utilities Industry”) and (ii) securities (including preferred and debt securities, as well as government obligations) of issuers that are expected to periodically pay dividends or interest. The Fund’s 80% policy is not fundamental and shareholders will be notified if it is changed. In addition, under normal market conditions, at least 25% of the Fund’s assets will consist of securities (including preferred and debt securities) of domestic and foreign companies involved to a substantial extent in the Utilities Industry. The remaining Fund assets will generally be invested in other securities that the Investment Adviser views as not being correlated with the Fund’s Utilities Industry investments. Such investments may include convertible securities, securities of issuers subject to reorganization or other risk arbitrage investments, certain derivative instruments including equity contract for difference swap transactions, other debt securities (including obligations of the U.S. Government), and money market instruments. The Fund may invest without limitation in securities of foreign issuers and will generally be invested in securities of issuers located in at least three countries, including the United States. It is anticipated that, under normal market conditions, at least 40% of the Fund’s assets will be invested in foreign securities. Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside of the United States if (1) it is organized under the laws of, or has a principal office located in, another country; (2) the principal trading market for its securities is in another country; or (3) it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country. The Fund may purchase sponsored ADRs or U.S. dollar denominated securities of foreign issuers, which will be considered foreign securities for purposes of the Fund’s investment policies. Typically, the Fund will not hold any foreign securities of emerging market issuers and, if it does, such securities are not expected to comprise more than 10% of the Fund’s managed assets. The Fund expects to invest in securities across all market capitalization ranges. The Fund may invest up to 10% of its total assets in securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality, including securities of issuers in default, which are likely to have the lowest rating. Securities rated below investment grade, which may be preferred shares or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than “BBB” by S&P, or lower than “Baa” by Moody’s or unrated securities considered by the Investment Adviser to be of comparable quality, are commonly referred to as “junk bonds” or “high yield” securities.

No assurance can be given that the Fund’s investment objective will be achieved.

The information contained under the heading “Additional Fund Information—Investment Objectives and Policies” in the Fund’s Annual Report is incorporated herein by reference.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The information contained under the heading “Additional Fund Information—Risk Factors and Special Considerations” in the Fund’s Annual Report is incorporated herein by reference.

HOW THE FUND MANAGES RISK

Investment Restrictions

The Fund has adopted certain fundamental investment policies designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of holders of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Statements of Preferences of the Fund’s Series A Preferred Shares and Series B Preferred Shares, a majority, as defined in the 1940 Act, of the outstanding shares of the Fund (voting separately as a single class) is also required to change a fundamental policy. See “Investment Restrictions” in the SAI and “Additional Fund Information—Investment Restrictions” in the Annual Report for a complete list of the fundamental investment policies of the Fund. The Fund may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on its preferred shares, if any.

Interest Rate Transactions

The Fund may enter into interest rate swap or cap transactions to manage its borrowing costs, as well as to increase income. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its borrowings (or the Fund’s potential variable payment obligations on fixed rate preferred shares that may have certain variable rate features). In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay interest or preferred shares dividends when due even if the counterparty defaulted. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make interest payments or dividend payments on the preferred shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make interest payments or dividend payments on the preferred shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the borrowings or preferred shares. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Fund fails to maintain the required asset coverage on any outstanding borrowings or preferred shares or fails to comply with other covenants, the Fund may be required to prepay some or all of such borrowings or redeem some or all of these shares. Any such prepayment or redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

The Fund may enter into equity contract for difference swap transactions, for the purpose of increasing the income of the Fund. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate or earmark cash or liquid assets having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory, investment policy and tax requirements.

If the Fund writes (sells) a credit default swap or credit default index swap, then the Fund will, during the term of the swap agreement, designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract.

Further information on the investment objective and policies of the Fund is set forth in the SAI.

MANAGEMENT OF THE FUND

The information contained under the heading “Additional Fund Information—Management of the Fund” in the Fund’s Annual Report and under the heading “Proposal: To Elect Four (4) Trustees of the Fund” in the Proxy Statement is incorporated herein by reference.

PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund. However, G.research, LLC, an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the OTC markets on an agency basis and may be paid commissions. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

DIVIDENDS AND DISTRIBUTIONS

In order to allow its common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a managed distribution policy of paying, on a monthly basis, a minimum distribution at an annual rate equal to 6% of the Fund’s initial public offering price of $20.00 per common share. Pursuant to this policy, the Fund intends to pay a distribution of $0.10 per share each month and, if necessary, an adjusting distribution in December which includes any additional income and realized net capital gains in excess of the monthly distributions for that year to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), to maintain its status as a RIC under the Code and avoid paying U.S. federal excise tax. As a RIC under the Code, the Fund will not be subject to U.S. federal income tax on any taxable income that it distributes to shareholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its shareholders. See “Taxation.”

Under the Fund’s distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. If the Fund does not generate sufficient earnings (dividends and interest income and realized net capital gain) equal to or in excess of the aggregate distributions paid by the Fund in a given year, then the amount distributed in excess of the Fund’s earnings would be deemed a return of capital to the extent of the shareholder’s tax basis in the shares (reducing the basis accordingly) and as capital gains thereafter. Since a return of capital is considered a return of a portion of a shareholder’s original investment, it is generally not taxable and is treated as a reduction in the shareholder’s cost basis, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to preferred shares, and then to the Fund’s common shares. Under federal tax regulations, some or all of the return of capital distributed by the Fund may be taxable as ordinary income in certain circumstances. This may occur when the Fund has a capital loss carry forward, net capital gains are realized in a fiscal year, and distributions are made in excess of investment company taxable income.

Distributions sourced from paid-in capital should not be considered as the dividend yield or total return of an investment in the Fund. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit.

During the fiscal year ended December 31, 2023, the Fund made distributions of $1.20 per common share, approximately $0.97 per common share of which constituted a return of capital. A portion of the Fund’s common share distributions for many years has included a return of capital. When the Fund makes distributions consisting of returns of capital, such distributions may further decrease the Fund’s total assets and, therefore have the likely effect of increasing the Fund’s expense ratio as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. These effects could have a negative impact on the prices investors receive when they sell shares of the Fund.

The Fund’s distribution policy, including its policy to pay monthly distributions and the annualized amount that the Fund seeks to distribute, may be modified from time to time by the Board as it deems appropriate, including in light of market and economic conditions and the Fund’s current, expected and historical earnings and investment performance. Common shareholders are expected to be notified of any such modifications by press release or in the Fund’s periodic shareholder reports.

The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a fixed dollar amount. The Fund’s current policy is to make quarterly distributions to holders of its common shares. The exemption also permits the Fund to make such distributions with respect to any preferred shares in accordance with such shares’ terms.

Limitations on Distributions. If at any time the Fund has borrowings outstanding, the Fund will be prohibited from paying any distributions on any of its common shares (other than in additional shares) and from repurchasing any of its common shares or preferred shares, unless the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. In addition, in such circumstances the Fund will be prohibited from paying any distributions on its preferred shares unless the value of its total assets, less certain ordinary course liabilities, exceed 200% of the amount of debt outstanding.

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

The information contained under the heading “Additional Fund Information—Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans” in the Fund’s Annual Report is incorporated herein by reference.

DESCRIPTION OF THE SECURITIES

The following is a brief description of the terms of the common and preferred shares, notes, and subscription rights. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents. For complete terms of the common and preferred shares, please refer to the actual terms of such series, which are set forth in the Governing Documents. For complete terms of the notes, please refer to the actual terms of such notes, which will be set forth in an Indenture relating to such notes (the “Indenture”). For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights (the “Subscription Rights Agreement”).

Common Shares

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of March 8, 2004. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of the applicable offering, will be fully paid and non-assessable. Though the Fund expects to pay distributions monthly on the common shares, it is not obligated to do so. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares. In the event of liquidation, each of the Fund’s common shares is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred shares ranking senior to the Fund’s common shares as described below.

Offerings of shares require approval by the Fund’s Board. Any additional offerings of shares will require approval by the Fund’s Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s common shareholders.

The Fund’s outstanding common shares are listed and traded on the NYSE American under the symbol “GLU.” The Fund’s common shares have historically traded at a discount to the Fund’s net asset value. Since the Fund commenced trading on the NYSE American, the Fund’s common shares have traded at a maximum discount to net asset value of (19.77)% and a maximum premium of 6.13%. The average weekly trading volume of the common shares on the NYSE American trading during the period from January 1, 2023 through December 31, 2023 was 79,677 shares.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE American or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

Subject to the rights of the outstanding preferred shares, the Fund’s common shares vote as a single class on election of Trustees and on additional matters with respect to which the 1940 Act, the Fund’s Declaration of Trust, By-Laws or resolutions adopted by the Trustees provide for a vote of the Fund’s common shares. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

The Fund is a closed-end, non-diversified, management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable, subject to maintaining required asset coverage for each series of outstanding preferred shares. The Board has authorized such repurchases to be made when the Fund’s common shares are trading at a discount from net asset value of 10% or more (or such other percentage as the Board of the Fund may determine from time to time). Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio. During the years ended December 31, 2022 and 2023, the Fund did not repurchase and retire any shares in the open market.

Book-Entry

The common shares will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights.

Preferred Shares

The Agreement and Declaration of Trust provides that the Board may authorize and issue senior securities with rights as determined by the Board, by action of the Board without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any senior securities that might be issued.

Currently, an unlimited number of the Fund’s shares have been classified by the Board of Trustees as preferred shares, par value $0.001 per share. The terms of such preferred shares may be fixed by the Board of Trustees and would materially limit and/or qualify the rights of the holders of the Fund’s common shares. As of December 31, 2023, the Fund had outstanding 20,349 Series A Preferred Shares and 744,411 Series B Preferred Shares.

Distributions on the Series A Preferred Shares, which are fixed rate preferred shares, are cumulative from the date of original issuance thereof, currently accumulate at annual rate of 3.8% of the liquidation preference of $50.00 per share, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Series A Preferred Shares are not rated by any rating agency. To the extent permitted by the 1940 Act and Delaware law, the Fund may at any time upon notice redeem the Series A Preferred Shares in whole or in part at a price equal to the liquidation preference per share plus accumulated but unpaid dividends through the date of redemption. The Series A Preferred Shares are listed and traded on the NYSE American under the symbol “GLU Pr A.”

Distributions on the Series B Preferred Shares, which are fixed rate preferred shares, currently accumulate at an annual rate of 5.20% of the liquidation preference of $50 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year (each, a “Dividend Payment Date”). As used herein, each period beginning on and including a Dividend Payment Date and ending on but excluding the next succeeding Dividend Payment Date is referred to as a “Dividend Period.” The Dividend Period beginning on March 26, 2019, the date of original issue, which constitutes the first Dividend Period, together with the next three Dividend Periods, are referred to herein as “Year 1,” the next four Dividend Periods are referred to as “Year 2,” and so on. The Series B Preferred Shares paid distributions at an annualized rate of 7.00% on the $50 per share liquidation preference for the quarterly dividend periods ended on or prior to December 26, 2019 (Year 1). During the last dividend period of Year 1, the Board determined that the dividend rate for the next eight quarterly dividend periods (Year 2 and Year 3) would be 4.00%. During the last dividend period occurring in Year 3, the Board determined that the dividend rate for all dividend periods thereafter will be 5.20%. The Series B Preferred Shares are not rated by any rating agency.

The Fund redeemed and retired 51,968 and 460.602 shares of Series B Preferred where shareholders properly submitted for redemption during the 30 day period to each of December 26, 2021 and December 26, 2023 respectively. The Fund may redeem all or any part of the Series B Preferred Shares, upon not less than 30 nor more than 60 days’ prior notice, at the Liquidation Preference, plus any accumulated and unpaid dividends, at any time commencing on December 20, 2023 and thereafter, to the extent permitted by the 1940 Act and Delaware law.

The Series B Preferred Shares are listed and traded on the NYSE American under the symbol “GLU Pr B.”

If the Fund publicly issues additional fixed rate preferred shares, it will pay dividends to the holders of the preferred shares at a fixed rate, as described in a Prospectus Supplement accompanying each preferred share offering.

Upon a liquidation, each holder of the preferred shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund’s creditors but before any distributions with respect to the Fund’s common shares or any other shares of the Fund ranking junior to the preferred shares as to liquidation payments) an amount per share equal to such share’s liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of the preferred shares will rank on a parity with any other series of preferred shares of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and will be junior to the Fund’s obligations with respect to any outstanding senior securities representing debt. The preferred shares carry one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. The Board may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Fund will not issue any class of shares senior to the preferred shares.

Redemption, Purchase and Sale of Preferred Shares By the Fund. The terms of any preferred shares are expected to provide that (i) they are redeemable by the Fund at any time (either after the date of initial issuance, or after some period of time following initial issuance) in whole or in part at the original purchase price per share plus accumulated dividends per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of preferred shares by the Fund will increase that leverage.

Rating Agency Guidelines. The Series A Preferred Shares and the Series B Preferred Shares are not rated by Moody’s and/or Fitch Ratings Inc. (“Fitch”) (or any other rating agency). Upon issuance, any new publicly issued series of preferred shares may be rated by Moody’s or Fitch, in which case the following description of rating agency guidelines would become applicable.

The Fund expects that it would be required under any applicable rating agency guidelines to maintain assets having in the aggregate a discounted value at least equal to a Basic Maintenance Amount (as defined in the applicable Statement of Preferences and summarized below), for its outstanding preferred shares, including the Series A Preferred Shares and the Series B Preferred Shares. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody’s and Fitch guidelines would also impose certain diversification requirements and industry concentration limitations on the Fund’s overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities).

The “Basic Maintenance Amount” is generally equal to (a) the sum of (i) the aggregate liquidation preference of any preferred shares then outstanding plus (to the extent not included in the liquidation preference of such preferred shares) an amount equal to the aggregate accumulated but unpaid distributions (whether or not earned or declared) in respect of such preferred shares, (ii) the Fund’s other liabilities (excluding dividends and other distributions payable on the Fund’s common shares) and (iii) any other current liabilities of the Fund (including amounts due and payable by the Fund pursuant to reverse repurchase agreements and payables for assets purchased) less (b) the value of the Fund’s assets if such assets are either cash or evidences of indebtedness which mature prior to or on the date of redemption or repurchase of preferred shares or payment of another liability and are either U.S. government securities or evidences of indebtedness rated at least “Aaa,” “P-1”, “VMIG-1” or “MIG-1” by Moody’s or “AAA”, “SP-1+” or “A-1+” by S&P and are held by the Fund for distributions, the redemption or repurchase of preferred shares or the Fund’s liabilities.

If the Fund does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of any applicable rating agency or agencies then rating the preferred shares at the request of the Fund, the Fund may, and in certain circumstances would be required to, mandatorily redeem preferred shares.

The Fund may, but would not be required to, adopt any modifications to the rating agency guidelines that may be established by Moody’s and Fitch (or such other rating agency then rating the preferred shares at the request of the Fund) following the issuance of any such rated preferred shares. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency’s ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the preferred shares at the request of the Fund may, at any time, change or withdraw any such rating. The Board, without further action by shareholders, may amend, alter, add to or repeal any provision of a Statement of Preferences that have been adopted by the Fund pursuant to rating agency guidelines if the Board determines that such amendments or modifications are necessary to prevent a reduction in, or the withdrawal of, a rating of the preferred shares and are in the aggregate in the best interests of the holders of the preferred shares. Additionally, the Board, without further action by the shareholders, may amend, alter, add to or repeal any provision of a Statement of Preferences adopted pursuant to rating agency guidelines if the Board determines that such amendments or modifications will not in the aggregate adversely affect the rights and preferences of the holders of any series of the preferred shares, provided that the Fund has received advice from each applicable rating agency that such amendment or modification would not adversely affect such rating agency’s then-current rating of such series of the Fund’s preferred shares.

As described by Moody’s and Fitch, any ratings assigned to the preferred shares are assessments of the capacity and willingness of the Fund to pay the obligations of each series of the preferred shares. Any ratings on the preferred shares are not recommendations to purchase, hold or sell shares of any series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred shares will be able to sell such shares on an exchange, in an auction or otherwise. Any ratings would be based on current information furnished to Moody’s and Fitch by the Fund and the Investment Adviser and information obtained from other sources. Any ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency guidelines would apply to the preferred shares, as the case may be, only so long as such rating agency is rating such shares at the request of the Fund. The Fund expects that it would pay fees to Moody’s and Fitch for rating any preferred shares.

Asset Maintenance Requirements. In addition to the requirements summarized under, “—Rating Agency Guidelines” above, the Fund must satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. Under the 1940 Act, debt or additional preferred shares may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred shares and debt outstanding.

The Fund is and likely will be required under the Statement of Preferences of each series of preferred shares to determine whether it has, as of the last business day of each March, June, September and December of each year, an “asset coverage” (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or stock, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured by a specific time (generally within 60 calendar days or 49 calendar days), the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares sufficient to satisfy such asset coverage. See “—Redemption Procedures” below.

Distributions. Holders of any fixed rate preferred shares are or will be entitled to receive, when, as and if declared by the Board, out of funds legally available therefor, cumulative cash distributions, at an annual rate set forth in the applicable Statement of Preferences or Prospectus Supplement, payable with such frequency as set forth in the applicable Statement of Preferences or Prospectus Supplement. Such distributions will accumulate from the date on which such shares are issued.

Restrictions on Dividends and Other Distributions for the Preferred Shares. So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends or distributions and the distribution of assets upon liquidation), unless:

●	the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund’s outstanding preferred shares due on or prior to the date of such common shares dividend or distribution;
●	the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund’s Governing Documents; and
●	after making the distribution, the Fund meets applicable asset coverage requirements described under “Preferred Shares—Asset Maintenance Requirements.”

No complete distribution due for a particular dividend period will be declared or made on any series of preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefore for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund’s obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any senior securities representing debt.

Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with the Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares in the event that:

●	the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date (generally the last business day of March, June, September and December) and such failure is not cured on or before a specified period of time, following such failure (60 calendar days in the case of the Series A Preferred Shares and the Series B Preferred Shares); or

●	the Fund fails to maintain the asset coverage requirements as calculated in accordance with any applicable rating agency guidelines as of any monthly valuation date (generally the last business day of each month), and such failure is not cured on or before a specified period of time after such valuation date (typically 10 business days).

The redemption price for preferred shares subject to mandatory redemption will generally be the liquidation preference, as stated in the Statement of Preferences of each existing series of preferred shares or the Prospectus Supplement accompanying the issuance of any series of preferred shares, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus any applicable redemption premium determined by the Board and included in the Statement of Preferences.

The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage) or some other amount specified in the Statement of Preferences. In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage) or some other amount specified in the Statement of Preferences.

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all of the Fund’s outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of the Governing Documents, the 1940 Act, and applicable law, will select the one or more series of preferred from which shares will be redeemed and the amount of preferred to be redeemed from each such series. If fewer than all shares of a series of preferred are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption. Fixed rate preferred shares are not subject to optional redemption by the Fund until the date, if any, specified in the applicable Prospectus or Prospectus Supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund’s status as a RIC under the Code. Commencing on such date and thereafter, the Fund may at any time redeem such fixed rate preferred shares in whole or in part for cash at a redemption price per share equal to the liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date plus any premium specified in or pursuant to the Statement of Preferences. Such redemptions are subject to the notice requirements set forth under “— Redemption Procedures” below and the limitations of the Governing Documents, the 1940 Act and applicable law.

Redemption Procedures. If the Fund determines or is required to redeem preferred shares, it will mail a notice of redemption to holders of the shares to be redeemed. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that dividends or distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Statement of Preferences under which the redemption is being made and (viii) in the case of an optional redemption, any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

The redemption date with respect to fixed rate preferred shares will not be fewer than 30 days nor more than 60 days (subject to NYSE American requirements) after the date of the applicable notice of redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption.

The holders of preferred shares will not have the right to redeem any of their shares at their option except to the extent specified in the Statement of Preferences.

Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares then outstanding will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. Except as otherwise stated in this Prospectus, specified in the Governing Documents or resolved by the Board or as otherwise required by applicable law, holders of preferred shares shall be entitled to one vote per share held on each matter submitted to a vote of the shareholders of the Fund and will vote together with holders of common shares and of any other preferred shares then outstanding as a single class.

In connection with the election of the Fund’s Trustees, holders of the outstanding preferred shares, voting together as a single class, will be entitled to elect two of the Fund’s Trustees, and the remaining Trustees will be elected by holders of common shares and holders of preferred shares, voting together as a single class. In addition, if (i) at any time dividends and distributions on outstanding preferred shares are unpaid in an amount equal to at least two full years’ dividends and distributions thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends and distributions or (ii) at any time holders of any other series of preferred shares are entitled to elect a majority of the Trustees of the Fund under the 1940 Act or the applicable Statement of Preferences creating such shares, then the number of Trustees constituting the Board automatically will be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares as described above, would then constitute a simple majority of the Board as so increased by such smallest number. Such additional Trustees will be elected by the holders of the outstanding preferred shares, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than ten nor more than twenty days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred shareholder on like notice. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends and distributions payable on all outstanding preferred shares for all past dividend periods or the holders of other series of preferred shares are no longer entitled to elect such additional Trustees, the additional voting rights of the holders of the preferred shares as described above will cease, and the terms of office of all of the additional Trustees elected by the holders of the preferred shares (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the holders of preferred shares have the right to elect as a separate class in any event) will terminate automatically.

The 1940 Act requires that in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares (as defined in the 1940 Act), voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company to an open-end company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. Additionally, the affirmative vote of the holders of a majority of the outstanding preferred shares (as defined in the 1940 Act), voting as a separate class, will be required to amend, alter or repeal any of the provisions of the Statement of Preferences so as to in the aggregate adversely affect the rights and preferences set forth in the Statement of Preferences. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The foregoing voting provisions will not apply to any preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of preferred shares will have no preemptive rights or rights to cumulative voting.

Limitation on Issuance of Preferred Shares. So long as the Fund has preferred shares outstanding, subject to receipt of approval from the rating agencies of each series of preferred shares outstanding, and subject to compliance with the Fund’s investment objective, policies and restrictions, the Fund may issue and sell shares of one or more other series of additional preferred shares provided that the Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred shares to be redeemed out of such proceeds), have an “asset coverage” for all senior securities of the Fund which are stock, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the preferred shares of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred shares will have any preference or priority over any other preferred shares of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends or distributions.

The Fund will consider from time to time whether to offer additional preferred shares or securities representing indebtedness and may issue such additional securities if the Board concludes that such an offering would be consistent with the Fund’s Governing Documents and applicable law, and in the best interest of existing common shareholders.

Tenders and Repurchases. In addition to the redemption provisions described herein, the Fund may also tender for or purchase preferred shares (whether in private transactions or on the NYSE American) and the Fund may subsequently resell any shares so tendered for or purchased, subject to the provisions of the Fund’s Governing Documents and the 1940 Act.

Book Entry. Preferred shares may be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of any preferred shares issued for all purposes in this circumstance. In accordance with the procedures of DTC, however, purchasers of preferred shares whose preferred shares are held in the name of Cede & Co. as nominee for the DTC will be deemed the beneficial owners of stock purchased for purposes of distributions, voting and liquidation rights.

Notes

General. Under applicable state law and our Agreement and Declaration of Trust, we may borrow money without prior approval of holders of common and preferred shares. We may also issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation any notes, will rank senior to the preferred shares and the common shares.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate must have asset coverage immediately after the time of issuance of at least 300%. So long as notes are outstanding, additional debt securities must rank on a parity with notes with respect to the payment of interest and upon the distribution of our assets.

A Prospectus Supplement relating to any notes will include specific terms relating to the offering. The terms to be stated in a Prospectus Supplement will include the following:

●	the form and title of the security;

●	the aggregate principal amount of the securities;

●	the interest rate of the securities;

●	whether the interest rate for the securities will be determined by auction or remarketing;

●	the maturity dates on which the principal of the securities will be payable;

●	the frequency with which auctions or remarketings, if any, will be held;

●	any changes to or additional events of default or covenants;

●	any minimum period prior to which the securities may not be called;

●	any optional or mandatory call or redemption provisions;

●	the credit rating of the notes;

●	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance of the notes; and

●	any other terms of the securities.

Interest. The Prospectus Supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related Prospectus Supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Limitations. Under the requirements of the 1940 Act, immediately after issuing any notes the value of our total assets, less certain ordinary course liabilities, must equal or exceed 300% of the amount of the notes outstanding. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Additionally, the 1940 Act requires that we prohibit the declaration of any dividend or distribution (other than a dividend or distribution paid in Fund common or preferred shares or in options, warrants or rights to subscribe for or purchase Fund common or preferred shares) in respect of Fund common or preferred shares, or call for redemption, redeem, purchase or otherwise acquire for consideration any such fund common or preferred shares, unless the Fund’s notes have asset coverage of at least 300% (200% in the case of a dividend or distribution on preferred shares) after deducting the amount of such dividend, distribution, or acquisition price, as the case may be. These 1940 Act requirements do not apply to any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; however, any such borrowings may result in our being subject to similar covenants in credit agreements. Moreover, the Indenture related to the notes could contain provisions more restrictive than those required by the 1940 Act, and any such provisions would be described in the related Prospectus Supplement.

Events of Default and Acceleration of Maturity of Notes. Unless stated otherwise in the related Prospectus Supplement, any one of the following events will constitute an “event of default” for that series under the Indenture relating to the notes:

●	default in the payment of any interest upon a series of notes when it becomes due and payable and the continuance of such default for 30 days;

●	default in the payment of the principal of, or premium on, a series of notes at its stated maturity;

●	default in the performance, or breach, of any covenant or warranty of ours in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

●	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

●	if, on the last business day of each of twenty-four consecutive calendar months, the notes have a 1940 Act asset coverage of less than 100%; or

●	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to us. A default that relates only to one series of notes does not affect any other series and the holders of such other series of notes will not be entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity will occur automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding notes of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of notes, other than the non-payment of the principal of that series of notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the notes, before the holders of any of our common or preferred shares are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the notes, which may be payable or deliverable in respect of the notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including the Investment Adviser, Custodian, administrator, auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights. The notes have no voting rights, except as mentioned below and to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with the notes or certain other borrowings (if any), the 1940 Act does in certain circumstances grant to the note holders or lenders certain voting rights. The 1940 Act requires that provision is made either (i) that, if on the last business day of each of twelve consecutive calendar months such notes shall have an asset coverage of less than 100%, the holders of such notes voting as a class shall be entitled to elect at least a majority of the members of the Fund’s Trustees, such voting right to continue until such notes shall have an asset coverage of 110% or more on the last business day of each of three consecutive calendar months, or (ii) that, if on the last business day of each of twenty-four consecutive calendar months such notes shall have an asset coverage of less than 100%, an event of default shall be deemed to have occurred. It is expected that, unless otherwise stated in the related Prospectus Supplement, provision will be made that, if on the last business day of each of twenty-four consecutive calendar months such notes shall have an asset coverage of less than 100%, an event of default shall be deemed to have occurred. These 1940 Act requirements do not apply to any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; however, any such borrowings may result in our being subject to similar covenants in credit agreements. As reflected above, the Indenture relating to the notes may also grant to the note holders voting rights relating to the acceleration of maturity upon the occurrence and continuance of an event of default, and any such rights would be described in the related Prospectus Supplement.

Market. Our notes are not likely to be listed on an exchange or automated quotation system. The details on how to buy and sell such notes, along with the other terms of the notes, will be described in a Prospectus Supplement. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form. Unless otherwise stated in the related Prospectus Supplement, the notes will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

Under the terms of the Indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the Indenture. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

●	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

●	we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the Indenture; or

●	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

Under the Indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the Indenture.

Trustee, Transfer Agent, Registrar, Paying Agent and Redemption Agent. Information regarding the trustee under the Indenture, which may also act as transfer agent, registrar, paying agent and redemption agent with respect to our notes, will be set forth in the Prospectus Supplement.

Subscription Rights

General. We may issue subscription rights to holders of our (i) common shares to purchase common and/or preferred shares or (ii) preferred shares to purchase preferred shares (subject to applicable law). Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common and/or preferred shares, we would distribute certificates evidencing the subscription rights and a Prospectus Supplement to our common or preferred shareholders, as applicable, as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

The applicable Prospectus Supplement would describe the following terms of subscription rights in respect of which this Prospectus is being delivered:

●	the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

●	the title of such subscription rights;

●	the exercise price for such subscription rights (or method of calculation thereof);

●	the number of such subscription rights issued in respect of each common share;

●	the number of rights required to purchase a single preferred share;

●	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

●	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

●	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

●	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	any termination right we may have in connection with such subscription rights offering; and

●	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights. Each subscription right would entitle the holder of the subscription right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby, Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights would be exercisable as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we would issue, as soon as practicable, the shares purchased as a result of such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Subscription Rights to Purchase Common and Preferred Shares. The Fund may issue subscription rights which would entitle holders to purchase both common and preferred shares in a ratio to be set forth in the applicable Prospectus Supplement. In accordance with the 1940 Act, at least three rights would be required to subscribe for one common share. It is expected that rights to purchase both common and preferred shares would require holders to purchase an equal number of common and preferred shares, and would not permit holders to purchase an unequal number of common or preferred shares, or purchase only common shares or only preferred shares. For example, such an offering might be structured such that three rights would entitle an investor to purchase one common share and one preferred share, and such investor would not be able to choose to purchase only a common share or only a preferred share upon the exercise of his, her or its rights.

The common shares and preferred shares issued pursuant to the exercise of any such rights, however, would at all times be separately tradeable securities. Such common and preferred shares would not be issued as a “unit” or “combination” and would not be listed or traded as a “unit” or “combination” on a securities exchange, such as the NYSE, at any time. The applicable Prospectus Supplement will set forth additional details regarding an offering of subscription rights to purchase common and preferred shares.

Outstanding Securities

The following information regarding the Fund’s authorized and outstanding shares is as of June 12, 2024.

		Amount
		Outstanding
		Amount Held	Exclusive of
	Amount	by Fund or	Amount Held
Title of Class	Authorized	for its Account	by Fund
Common Shares	Unlimited	—	5,968,911
Series A Cumulative Puttable and Callable Preferred Shares	1,200,000	—	18,314
Series B Cumulative Puttable and Callable Preferred Shares	1,370,433	—	744,411
Other Series of Preferred Shares	Unlimited	—	0

ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board of Trustees of the Fund is divided into three classes, each having a term of no more than three years. Each year the term of one class of Trustees will expire. Accordingly, only those Trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board of Trustees. Such system of electing Trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Trustees. A Trustee of the Fund may be removed with cause by a majority of the remaining Trustees and, without cause, by two-thirds of the remaining Trustees or by no less than two-thirds of the aggregate number of votes entitled to be cast for the election of such Trustee. Under the Fund’s By-Laws, advance notice to the Fund of any shareholder proposal is required, potential nominees to the Board of Trustees must satisfy a series of requirements relating to, among other things, potential conflicts of interest or relationships and fitness to be a Trustee of a closed-end fund in order to be nominated or elected as a Trustee and any shareholder proposing the nomination or election of a person as a Trustee must supply significant amounts of information designed to enable verification of whether such person satisfies such qualifications. Additionally, the Fund’s By-Laws provide that, with respect to any election of Trustees in which the number of persons nominated for election as Trustees exceeds the number of Trustees to be elected (i.e. a “contested election”), the affirmative vote of a majority of the shares outstanding and entitled to vote for the election of Trustees at a meeting at which a quorum is present shall be required to elect such Trustees. The Agreement and Declaration of Trust also requires any shareholder action by written consent to be unanimous. Special voting requirements of 75% of the outstanding voting shares (in addition to any required class votes) apply to certain mergers or a sale of all or substantially all of the Fund’s assets, liquidation, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions. In addition, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

●	merger or consolidation of the Fund with or into any other entity;
●	issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the Dividend and Reinvestment Plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;
●	sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);
●	sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or
●	the purchase of the Fund’s common shares by the Fund from any person or entity other than pursuant to a tender offer equally available to other shareholders in which such person or entity tenders no greater percentage of common shares than are tendered by all other shareholders; if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund.

However, such vote would not be required when, under certain conditions, the Board of Trustees approves the transaction.

In addition, shareholders have no authority to adopt, amend or repeal By-Laws. The Board of Trustees has authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of Trustees). Reference is made to the Governing Documents of the Fund, on file with the SEC, for the full text of these provisions.

The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. The Board adopted these provisions in order to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. The Board believes the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

The foregoing 75% and 80% voting requirements, which have been considered and determined to be in the best interests of shareholders by the Trustees, are greater than the voting requirements imposed by the 1940 Act and applicable Delaware law.

The Fund is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA Control Share Statute”). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to the Fund on August 1, 2022.

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (“DSTA”) or the Fund’s Governing Documents (as used herein, “Governing Documents” means the Fund’s Agreement and Declaration of Trust and By-Laws, together with any amendments or supplements thereto, including any Statement of Preferences establishing a series of preferred shares) with respect to the control shares acquired in the control share acquisition, except to the extent approved by the Fund’s shareholders by the affirmative vote of two–thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

●	10% or more, but less than 15% of all voting power;

●	15% or more, but less than 20% of all voting power;

●	20% or more, but less than 25% of all voting power;

●	25% or more, but less than 30% of all voting power;

●	30% or more, but less than a majority of all voting power; or

●	a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the “control shares”) until approved by a vote of shareholders, as described above, or otherwise exempted by the Fund’s Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level. The DSTA Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of the Fund in the election of the Fund’s Trustees (either generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares). Thus, Fund preferred shares, including the Series B Preferred Shares, acquired in excess of the above thresholds would be considered control shares with respect to the preferred share class vote for two Trustees.

Any control shares of the Fund acquired before August 1, 2022, are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022, are considered control shares subject to the DSTA Control Share Statute.

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Fund’s Board of Trustees, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The Board of Trustees has considered the DSTA Control Share Statute. As of the date hereof, the Board of Trustees has not received notice of the occurrence of a control share acquisition nor has been requested to exempt any acquisition. Therefore, the Board of Trustees has not determined whether the application of the DSTA Control Share Statute to an acquisition of Fund shares is in the best interest of the Fund and its shareholders and has not exempted, and has no present intention to exempt, any acquisition or class of acquisitions.

If the Board of Trustees receives a notice of a control share acquisition and/or a request to exempt any acquisition, it will consider whether the application of the DSTA Control Share Statute or the granting of such an exemption would be in the best interest of the Fund and its shareholders. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance. Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent court decisions. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

The ownership restrictions set forth in the Fund’s Governing Documents and the limitations of the DSTA Control Share Statute described above could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund and may reduce market demand for the Fund’s common shares, which could have the effect of increasing the likelihood that the Fund’s common shares trade at a discount to net asset value and increasing the amount of any such discount.

The Governing Documents are on file with the SEC. For access to the full text of these provisions, see “Additional Information.”

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their common shares for trading on a stock exchange and do not redeem their common shares at the request of the shareholder. This means that if you wish to sell your common shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Common shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Fund’s Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the common shares trading at a price equal or close to net asset value per share. We cannot assure you that the Fund’s common shares will not trade at a discount.

REPURCHASE OF COMMON SHARES

The Fund is a non-diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board of Trustees has authorized, but does not require, such repurchases to be made when the Fund’s common shares are trading at a discount from net asset value of 10% or more (or such other percentage as the Board of Trustees of the Fund may determine from time to time). This authorization is a standing authorization that may be executed in the discretion of the Fund’s officers. The Fund’s officers are authorized to use the Fund’s general corporate funds to repurchase common shares. The Fund generally intends to finance common share repurchases with cash on hand and, while the Fund may incur debt to finance common share repurchases, such debt financing would require further approval of the Board, and the Fund does not currently intend to incur debt to finance common share repurchases. The Fund has repurchased its common shares under this authorization. See “Description of the Securities—Common Shares.” Although the Board of Trustees has authorized such repurchases, the Fund is not required to repurchase its common shares, and the Fund’s officers, in determining whether to repurchase Fund common shares pursuant to this authority, take into account a variety of market and economic factors including, among other things, trading volume, the magnitude of discount, bid/ask spreads, the Fund’s available cash position, leverage and expense ratios and any applicable legal or contractual restrictions on such repurchases that may be applicable at the time. The Board of Trustees has not established a limit on the number of shares that could be purchased during such period. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund. The Fund has not and will not, unless otherwise set forth in a Prospectus Supplement and accomplished in accordance with applicable law and positions of the SEC’s staff, repurchase common shares (i) immediately after the completion of an offering of common shares (i.e., within sixty days of an overallotment option period) or (ii) at a price that is tied to the initial offering price. See “Plan of Distribution.”

When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.

RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings of subscription rights to holders of our (i) common shares to purchase common and/or preferred shares and/or (ii) preferred shares to purchase preferred shares (subject to applicable law). A future rights offering may be transferable or non-transferable. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its common and preferred shareholders. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this Prospectus. This summary does not discuss the consequences of an investment in the Fund’s notes or subscription rights to acquire shares of the Fund’s stock. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

This discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). This discussion is based upon current provisions of the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders subject to special tax rules and shareholders owning large positions in the Fund), nor does this discussion address any state, local or foreign tax concerns.

The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund has elected to be treated and has qualified as, and intends to continue to qualify annually as, a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things,

(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, provided that it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short term capital gain over net long term capital loss, and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions), if any. The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any investment company taxable income and net capital gain that it does not distribute to its shareholders.

The Fund may either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long term capital gain over its net short term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains or qualified dividend income into higher taxed short term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders.

If for any taxable year the Fund were to fail to qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

The Fund expects to take the position that under present law any preferred shares that it issues will constitute equity rather than debt of the Fund for U.S. federal income tax purposes. It is possible, however, that the IRS could take a contrary position asserting, for example, that such preferred shares constitute debt of the Fund. If that position were upheld, distributions on the Fund’s preferred shares would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund, and other adverse consequences could result for the Fund or shareholders. The following discussion and the discussion in the SAI assume that any preferred shares issued by the Fund will be treated as equity.

Distributions paid to you by the Fund from its investment company taxable income (referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long term capital gains rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. There can be no assurance as to what portion of the Fund’s distributions will be eligible for the dividends received deduction or for the reduced rates applicable to qualified dividend income.

Distributions made to you from net capital gain (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long term capital gains if they have been properly reported by the Fund, regardless of the length of time you have owned your Fund shares. Long term capital gain of individuals is generally subject to reduced U.S. federal income tax rates.

Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated as capital gains. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to the Fund’s preferred shares, and then to the Fund’s common shares.

The IRS currently requires a RIC that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income (e.g., ordinary income, capital gain dividends, qualified dividend income) for each tax year based upon the percentage of total dividends distributed to each class for such year.

Generally, after the close of its calendar year, the Fund will provide you with a written notice reporting the amount of any qualified dividend income or capital gain dividends and other distributions.

Except in the case of a redemption or repurchase (the consequences of which are described in the SAI under “Taxation — Taxation of Shareholders”), the sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received (including amounts credited as undistributed capital gain dividends) by you with respect to such Fund shares. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of the sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by a shareholder at the time the dividend or distribution is made. If, however, the Fund pays you a dividend or makes a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend or distribution was declared.

The Fund is required in certain circumstances to withhold, for U.S. backup withholding tax purposes, a portion of the taxable dividends or distributions and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

CUSTODIAN, TRANSFER AGENT

AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company (“State Street”), whose principal address is One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian (the “Custodian”) of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions and out of pocket expenses.

Computershare Trust Company, N.A. (“Computershare”), whose principal address is 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s automatic dividend reinvestment and voluntary cash payment plans and as transfer agent and registrar with respect to the common shares and preferred shares of the Fund.

Computershare Trust Company, N.A. also would be expected to serve as the Fund’s transfer agent, registrar, dividend disbursing agent and redemption agent with respect to any additional preferred shares issued.

PLAN OF DISTRIBUTION

We may sell our securities through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our securities, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share in the case of common shares, must equal or exceed the net asset value per share, exclusive of any underwriting commissions or discounts, of our common shares.

We may sell our securities directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our securities, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any Financial Industry Regulatory Authority, Inc. (“FINRA”) member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional securities at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

To facilitate an offering of securities in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the securities. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

●	An overallotment in connection with an offering creates a short position in the securities for the underwriter’s own account.

●	An underwriter may place a stabilizing bid to purchase the shares for the purpose of pegging, fixing, or maintaining the price of the securities.

●	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the securities subject to the offering by bidding for, and purchasing, the securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

●	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.

Any fixed rate preferred shares sold pursuant to a Prospectus Supplement will likely be listed on the NYSE American.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, in connection with the offering of the Fund’s securities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund.                    is located at                    .

Additional INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and in accordance therewith files, or will file, reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the Exchange Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Fund’s common shares are listed on the NYSE American under the symbol “GLU.” The Series A Preferred Shares are listed on the NYSE American under the symbol “GLU Pr A” and the Series B Preferred Shares are listed on the NYSE American under the symbol “GLU Pr B.” Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund are available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

INCORPORATION BY REFERENCE

This Prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this Prospectus the documents listed below and any future filings we make with the SEC under Rule 30(b)(2) under the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, and any reports and other documents subsequently filed by the Fund with the SEC pursuant to Rule 30(b)(2) under the 1940 Act and Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial registration statement and prior to the effectiveness of the registration statement, including any filings on or after the date of this Prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this Prospectus and any accompanying prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this Prospectus. Any statement in a document incorporated by reference into this Prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this Prospectus or (2) any other subsequently filed document that is incorporated by reference into this Prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:

●	our annual report on Form N-CSR for the fiscal year ended December 31, 2023, filed with the SEC on March 8, 2023;
●	our definitive proxy statement on Schedule 14A for our 2024 annual meeting of shareholders, filed with the SEC on March 21, 2024;
●	the description of our Series A Preferred Shares contained in our Registration Statement on Form 8-A (File No. 001-32197) filed with the SEC on June 19, 2013, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby;
●	the description of our Series B Preferred Shares contained in our Registration Statement on Form 8-A (File No. 001-32197) filed with the SEC on December 17, 2018, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby; and
●	the description of our common shares contained in our Registration Statement on Form 8-A (File No. 001-32197) filed with the SEC on May 25, 2004, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

To obtain copies of these filings, see “Available Information” in this Prospectus. We will also provide without charge to each person, including any beneficial owner, to whom this Prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this Prospectus or the accompanying Prospectus Supplement. You should direct requests for documents by writing to: Investor Relations

The Gabelli Global Utility & Income Trust

One Corporate Center

Rye, NY 10580-1422

(914) 921-5070

This Prospectus is also available on our website at http://www.gabelli.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and should not be considered to be part of this prospectus supplement or accompanying prospectus.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Investment Adviser, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward-looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward-looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. Neither the Fund nor its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition. The Fund acknowledges that, notwithstanding the foregoing, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as the Fund.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

An SAI dated as of             , 2024, has been filed with the SEC and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

Appendix A

CORPORATE BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

S&P GLOBAL RATINGS

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

A-1

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-2

The Gabelli Global Utility & Income Trust

Common Shares

Preferred Shares

Notes

Subscription Rights to Purchase Common Shares

Subscription Rights to Purchase Preferred Shares

Subscription Rights to Purchase Common and Preferred Shares

PROSPECTUS

, 2024

Subject to Completion, Dated June 24, 2024

The Gabelli Global Utility & Income Trust

STATEMENT OF ADDITIONAL INFORMATION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

The Gabelli Global Utility & Income Trust (the “Fund”) is a non-diversified, closed-end management investment company, organized as a Delaware statutory trust, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a consistent level of after-tax total return over the long-term with an emphasis currently on qualifying dividends. No assurance can be given that the Fund will achieve its investment objective. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in (i) equity securities (including common stock, preferred stock, convertible stock and options on these securities) of domestic and foreign companies involved to a substantial extent (i.e., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing (a) products, services or equipment for the generation or distribution of electricity, gas or water, (b) infrastructure operations such as airports, toll roads and municipal services and (c) telecommunications services such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications and internet (collectively, the “Utilities Industry”) and (ii) securities (including preferred and debt securities, as well as government obligations) of issuers that are expected to periodically pay dividends or interest. In addition, under normal market conditions, at least 25% of the Fund’s assets will consist of securities (including preferred and debt securities) of domestic and foreign companies involved to a substantial extent in the Utilities Industry. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s objectives will be achieved.

This Statement of Additional Information (the “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated             , 2024, and as it may be supplemented (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before investing in the Fund’s securities, and investors should obtain and read the Prospectus prior to purchasing such securities. This SAI incorporates by reference the entire Prospectus. You may request a free copy of the Prospectus by calling (800) GABELLI (422-3554) or by writing to the Fund. A copy of the Fund’s Registration Statement, including the Prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the “SEC”) upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (http://www.sec.gov) at no charge. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated             , 2024.

The Fund

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on March 8, 2004, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund’s common shares of beneficial interest, par value $0.001 per share, are listed on the NYSE American LLC (the “NYSE American”) under the symbol “GLU.” Our Series A Cumulative Puttable and Callable Preferred Shares and Series B Cumulative Puttable and Callable Preferred Shares are listed on the NYSE American under the symbol “GLU Pr A” and “GLU Pr B,” respectively.

Investment Policies

The information contained under the heading “Additional Fund Information—Risk Factors and Special Considerations—Additional Investment Policies” in the Fund’s Annual Report is incorporated herein by reference.

Investment Restrictions

The information contained under the heading “Additional Fund Information—Investment Restrictions” in the Fund’s Annual Report is incorporated herein by reference.

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Management of the Fund

Indemnification of Officers and Trustees; Limitations on Liability

The Governing Documents provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents protects or indemnifies a Trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

The Investment Adviser is a New York limited liability company which serves as an investment adviser to registered investment companies as well as one fund that trades on the London Stock Exchange and Luxembourg SICAV, with combined aggregate net assets of approximately $20.3 billion as of December 31, 2023. The Investment Adviser is a registered adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”). Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GBL. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately of $10.7 billion as of December 31, 2023; Teton Advisors, Inc., and its wholly owned investment adviser, Keeley Teton Advisers, LLC, with assets under management of approximately $1.3 billion as of September 30, 2023, acts as investment adviser to The TETON Westwood Funds, the KEELEY Funds, and separately managed accounts; and Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.6 billion as of December 31, 2023. Teton Advisors, Inc., was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc., as of December 31, 2023. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to procedures, approved by the Board, believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies that are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

Under the terms of the Investment Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Board. In addition, under the Investment Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to the Fund’s shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, underwriting compensation and reimbursements in connection with sales of the Fund’s securities, the costs of utilizing a third party to monitor and collect class action settlements on behalf of the Fund, expenses in connection with the preparation of SEC filings, the fees and expenses of Trustees who are not officers or employees of the Investment Adviser or its affiliates, compensation and other expenses of officers and employees of the Fund (including, but not limited to, the Chief Compliance Officer, Vice President and Ombudsman) as approved by the Trustees, charges of the custodian, any sub-custodian and transfer agent and dividend paying agent, expenses in connection with the Automatic Dividend Reinvestment Plan and the Voluntary Cash Purchase Plan, accounting and pricing costs, membership fees in trade associations, expenses for legal and independent accountants’ services, costs of printing proxies, share certificates and shareholder reports, fidelity bond coverage for Fund officers and employees, Trustees’ and officers’ errors and omissions insurance coverage, and stock exchange listing fees will be an expense of the Fund unless the Investment Adviser voluntarily assumes responsibility for such expenses.

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The Investment Advisory Agreement combines investment advisory and certain administrative responsibilities into one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Fund’s Investment Advisory Agreement, the Fund pays the Investment Adviser a fee at an annual rate of 0.50% of the Fund’s average weekly net assets, plus assets attributable to any outstanding senior securities, with no deduction for the liquidation preference of any outstanding preferred shares of the principal amount of any outstanding notes. The Fund’s total assets for purposes of calculating the level of the management fee will include assets attributable to any outstanding senior securities, such as preferred shares (including the aggregate liquidation preference of any preferred shares and accumulated dividends, if any), or indebtedness, such as notes (including the aggregate principal amount of any such debt securities, plus accrued and unpaid interest thereon), as well as assets attributable to derivatives transactions or other investment management techniques, if any, which have the effect of leveraging the common shares. Consequently, since the Fund has preferred shares outstanding and may invest in derivatives and use other investment management techniques that involve leverage, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund did not utilize a leveraged capital structure or engage in transactions that leverage the common shares.

Because the investment advisory fees are based on a percentage of total assets, which includes assets attributable to the Fund’s use of leverage, the Investment Adviser may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of leverage. The Board bases its decision, with input from the Investment Adviser, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Investment Adviser’s potential conflict of interest by retaining the final decision on these matters and by periodically reviewing the Fund’s performance and use of leverage.

Pursuant to the Investment Advisory Agreement, for the fiscal years ended December 31, 2021, 2022 and 2023, the Investment Adviser earned $883,121, $805,398 and $762,656, respectively, for advisory and administrative services rendered to the Fund.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

The Investment Advisory Agreement was most recently approved by a majority of the Fund’s Board of Trustees, including a majority of the Trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees held on May 14, 2024.

A discussion regarding the basis for the Fund’s Board approval of the Investment Advisory Agreement with the Investment Adviser will be available in the Fund’s semi-annual report for the period ended June 30, 2024.

The Investment Advisory Agreement terminates automatically on its assignment (as defined in the 1940 Act) and may be terminated without penalty on 60 days’ written notice by the Fund’s Board of Trustees, by a vote of a majority of the Fund’s shares or by the Investment Adviser.

The Investment Adviser has entered into a sub-administration agreement with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Investment Adviser, GAMCO and Teton Advisors, Inc. as follows: 0.0275% - first $10 billion, 0.0125% - exceeding $10 billion but less than $15 billion, 0.01% - over $15 billion but less than $20 billion and 0.008% - over $20 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

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Portfolio Holdings Information

Employees of the Investment Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Investment Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Investment Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Investment Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Investment Adviser’s legal department or outside counsel, as described below. The Investment Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and their shareholders and, if a potential conflict between the Investment Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered to be “interested persons” (as defined in the 1940 Act). These policies further provide that no officer of the Fund or employee of the Investment Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Investment Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

(1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

(2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

(3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

(4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

(5) To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until it has been made public by the Investment Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

(6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Investment Adviser.

As of the date of this SAI, the Fund makes information about portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, custodian, independent registered public accounting firm, and legal counsel are set forth is the Prospectus. The Fund’s proxy voting service is Broadridge Financial Solutions, Inc. Donnelley Financial Solutions and Appatura provide typesetting services for the Fund and the Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Investment Adviser. Other than those arrangements with the Fund’s service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

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Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Investment Adviser, nor any of the Investment Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

Portfolio Transactions

Subject to policies established by the Board, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in OTC markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, G.research, LLC an affiliate of the Investment Adviser may execute transactions in the OTC markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Board has determined that portfolio transactions may be executed through G.research, LLC and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, the affiliated broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions and comparable to rates charged by other broker dealers for similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available. During the fiscal years ended December 31, 2021, 2022 and 2023, the Fund paid aggregate brokerage commissions of $21,629, $15,048 and $9,360, respectively. During the fiscal years ended December 31, 2021, 2022 and 2023, the Fund paid to G.research, LLC brokerage commissions on security trades of $1,324, $1,669 and $1,475, respectively. Such amount represents approximately 6%, 11% and 16% of the Fund’s aggregate brokerage commissions paid during the fiscal years ended December 31, 2021, 2022 and 2023, respectively. The percentages of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through G.research, LLC during the fiscal years ended December 31, 2021, 2022 and 2023 were approximately 14%, 23% and 30%, respectively.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable over time to all of the accounts, including the Fund.

Portfolio Turnover

The information contained under the heading “Additional Fund Information—Investment Objective and Polices—Portfolio Turnover” in the Fund’s Annual Report is incorporated herein by reference.

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Taxation

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its common and preferred shareholders. This summary does not discuss the consequences of an investment in the Fund’s notes or subscription rights to acquire shares of the Fund’s stock. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

Except as expressly provided otherwise, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders subject to special tax rules and shareholders owning a large position in the Fund), nor does this discussion address any state, local, or foreign tax concerns.

The discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes.

Taxation of the Fund

The Fund has elected to be treated and has qualified as, and intends to continue to qualify annually as, a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things,

(i)	derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii)	diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, provided that it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short term capital gain over net long term capital loss, and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses, determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions), if any. The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any investment company taxable income and net capital gain that it does not distribute to its shareholders.

The Fund may either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long term capital gain over its net short term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

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Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund were to fail to qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such dividends may be eligible (i) to be treated as qualified dividend income eligible to be taxed at long term capital gain rates in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years. The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains or qualified dividend income into higher taxed short term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders.

Gain or loss on the sale of securities by the Fund will generally be long term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short term capital gain or loss.

The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long term or short term, depending upon the holding period of the security. The Fund does not have control over the exercise of the call options it writes and thus does not control the timing of such taxable events.

With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short term or long term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short term or long term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, options on most stock indices and any non-equity options, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year, thereby potentially causing the Fund to recognize gain in advance of a corresponding receipt of cash. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long term capital gain or loss, and 40% of such net gain or loss will be treated as short term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

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Investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of the PFIC rules, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates applicable to qualified dividend income, as discussed below under “Taxation of Shareholders.”

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to special rules or to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received in cash. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income tax on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid the imposition of Fund-level income or excise taxes. To avoid this result, the Fund may be required to borrow money or dispose of securities at inopportune times or on unfavorable terms, forgo favorable investments, or take other actions that it would otherwise not take, to be able to make distributions to its shareholders.

If the Fund does not meet the asset coverage requirements of the 1940 Act and the terms of its preferred shares, the Fund will be required to suspend distributions to the holders of the common shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid imposition of Fund-level income or excise taxes.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. If more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income tax liability. A taxpayer’s ability to use a foreign tax deduction or credit is subject to limitations under the Code. Shortly after any year for which it makes such an election, the Fund will report to its shareholder the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount that may be available for the deduction or credit.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

8

Taxation of Shareholders

Distributions paid by the Fund from its investment company taxable income generally are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits (“ordinary income dividends”). Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long term capital gain rates to the extent that the Fund receives qualified dividend income.

Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC. If the Fund lends portfolio securities, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. There can be no assurance as to what portion of the Fund’s distributions will be eligible for the dividends received deduction or the reduced rates applicable to qualified dividend income.

Properly reported distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss) (“capital gain distributions”), if any, are taxable to shareholders at the reduced rates applicable to long term capital gain, regardless of how long the shareholder has held the Fund’s shares. Capital gain distributions are not eligible for the dividends received deduction.

The Fund may either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to regular corporate income tax on the retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated as capital gains. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to the Fund’s preferred shares, and then to the Fund’s common shares.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, and qualified dividend income) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends eligible for the dividends received deduction, and dividends that constitute qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as paid by the Fund and received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

9

Except as discussed below in the case of a redemption or repurchase of shares, upon a sale, exchange or other disposition of shares, a shareholder will generally realize a capital gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be treated as long term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. There are a number of limitations on the use of capital losses under the Code.

In general, a redemption or repurchase of shares should be treated as a sale or exchange of such shares under section 302 of the Code, if the distribution of cash (a) is “substantially disproportionate” with respect to the shareholder, (b) results in a “complete redemption” of the shareholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the shareholder. A “substantially disproportionate” distribution generally requires a reduction of at least 20% in the shareholder’s proportionate interest in the Fund and also requires the shareholder to own less than 50% of the voting power of all classes entitled to vote immediately after the redemption or repurchase. A “complete redemption” of a shareholder’s interest generally requires that all common and preferred shares of the Fund owned by such shareholder be disposed of. For a distribution to be “not essentially equivalent to a dividend” there must be a “meaningful reduction” in the shareholder’s proportionate interest in the Fund, which should result if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his proportionate interest in the Fund. In determining whether any of these tests has been met, any common and preferred shares actually owned, as well as shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in section 318 of the Code, generally must be taken into account.

If the redemption or repurchase of your shares meets any of these three tests for “sale or exchange” treatment, you will recognize gain or loss equal to the difference between the amount of cash and the fair market value of other property received pursuant to the redemption or repurchase and the adjusted tax basis of the sold shares. If none of the tests described above are met with respect to the redemption or repurchase, you may be treated as having received, in whole or in part, a dividend, return of capital or capital gain, depending on (i) whether there are sufficient earnings and profits to support a dividend and (ii) your tax basis in the relevant shares. The tax basis in the sold shares will be transferred to any remaining shares held by you in the Fund (or, in certain cases, may be transferred to a related person or lost entirely). In addition, if the redemption on repurchase of shares is treated as a “dividend” to a stockholder, a constructive dividend under certain provisions of the Code may result to non-selling stockholder whose proportionate interest in the earnings and assets of the Fund has been increased as a result of such transaction.

Certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

Ordinary income dividends, capital gain distributions and gain on the sale of Fund shares also may be subject to state, local and foreign taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. A foreign investor generally will not be subject to U.S. federal income or withholding tax on any gain realized in respect of any distributions of net capital gain (including net capital gain retained by the Fund but credited to shareholders) or upon the sale or other disposition of shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States, or in the case of an individual, if the foreign investor is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

Properly reported ordinary income dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a RIC’s “qualified net interest income” (generally, the RIC’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a RIC’s “qualified short term gains” (generally, the excess of the RIC’s net short term capital gain over the RIC’s net long term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short term gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short term gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short term gains.

10

Notwithstanding the foregoing, withholding is generally required at a rate of 30% on dividends in respect of the Fund’s shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which the Fund’s shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of the Fund’s shares held by an investor that is a non-financial non-U.S. entity will generally be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund or other applicable withholding agent will in turn be required to provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s shares.

Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s shares.

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF CERTAIN PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN OUR SHARES SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF SHARES OF THE FUND.

Net Asset Value

The information contained under the heading “Additional Fund Information—Net Asset Value” in the Fund’s Annual Report is incorporated herein by reference.

Beneficial Owners

As of June 12, 2024, based upon Schedule 13D/13G filings with the SEC, the following persons were known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding voting securities:

Name and Address of Beneficial Owner(s)	Title of Class	Amount of Shares and Nature of Ownership	Percent of Class
Mario J. Gabelli and affiliates One Corporate Center Rye, NY 10580-1422	Common	568,872 (beneficial)(1)	9.5%

Mario J. Gabelli and affiliates One Corporate Center Rye, NY 10580-1422	Preferred	76,000 (beneficial)(2)	10.0%

(1) Comprised of 82,062 Common Shares owned directly by Mario J. Gabelli, and 486,810 Common Shares owned by Associated Capital Group, Inc. (ACG), of which Mr. Gabelli is the Executive Chair and controlling shareholder. Mr. Gabelli has less than a 100% interest in this entity and disclaims beneficial ownership of the shares owned by this entity which are in excess of his indirect pecuniary interest..

(2) Comprised of 76,000 Series B Preferred Shares owned by Associated Capital Group, Inc.

11

As of June 12, 2024, the ownership of the Trustees and executive officers as a group constitutes 0.2% of the total common shares outstanding and 0.03% of the total preferred shares outstanding.

General Information

Book-Entry-Only Issuance

The Depository Trust Company (“DTC”) will act as securities depository for the securities offered pursuant to the Prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

12

Proxy Voting Procedures

The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. The proxy voting procedures are incorporated herein by reference to the Fund’s most recently filed Form N-CSR. See “Incorporation By Reference” in the Prospectus. They are also on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The proxy voting procedures are also available on the EDGAR Database on the SEC’s internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling 800-422-3554, or on the Registrant’s website at http://www.gabelli.com, and (ii) on the Commission’s website at http://www.sec.gov.

Code of Ethics

The Fund and the Investment Adviser have adopted a Code of Ethics. This Code of Ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client’s account, unless such trade is executed on more favorable terms for the client’s account and it is determined that such trade will not adversely affect the client’s account. Short term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client’s account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the Code of Ethics. The Code of Ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

13

Joint Code of Ethics for Chief Executive and Senior Financial Officers

The Fund and the Investment Adviser have adopted a Joint Code of Ethics that serves as a code of conduct. The Joint Code of Ethics sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The Joint Code of Ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Joint Code of Ethics is also available on the EDGAR Database on the SEC’s internet site (http://www.sec.gov), and copies of the Joint Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Incorporation by Reference

As noted in the Prospectus, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of the Prospectus, the SAI or the Prospectus Supplement, as applicable, and later information that we file with the SEC will automatically update and supersede this information.

14

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1.	Financial Statements

Part A

The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended December 31, 2023 (the “Annual Report”), together with the report of                               thereon, are                  .

The Financial Highlights included in the annual report to the Fund’s shareholders for the fiscal year ended December 31, 2018 (the “2018 Annual Report”), are incorporated by reference to the 2018 Annual Report in Part A.

Part B

None

2.	Exhibits

(a)	(i) Second Amended and Restated Agreement and Declaration of Trust of Registrant (1)

(ii) Statement of Preferences for the Series A Cumulative Puttable and Callable Preferred Shares (2)

(iii) Statement of Preferences for the Series B Cumulative Puttable and Callable Preferred Shares (3)

(iv) Amendment to Statement for Preferences of Series B Cumulative Puttable and Callable Preferred Shares**

(v) Statement of Preferences for                      Cumulative Preferred Shares *

(b)	(i) Amended and Restated By-Laws of Registrant (1)

(ii) Amendment No. 1 to the Amended and Restated By-Laws of Registrant (9)

(c)	Not applicable

(d)	(i) Form of Subscription Certificate for Common Shares *

(ii) Form of Subscription Certificate for [    ]% Series                     Cumulative Preferred Shares *

(iii) Form of Subscription Certificate for Common Shares and [    ]% Series B Cumulative Puttable and Callable Preferred Shares *

(iv) Form of Indenture **

(v) Form T-1 Statement of Eligibility of Trustee with respect to the Form of Indenture *

(e)	Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans of Registrant – included in Prospectus

(f)	Not applicable

(g)	Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC (4)

(h)	(i) Form of Underwriting Agreement *

(ii) Form of Dealer Manager Agreement *

(i)	Not applicable

(j)	Form of Custodian Contract (4)

(k)	(i) Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare, Inc. (5)

(a)	Amendment No. 1 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (5)

(b)	Amendment No. 2 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (5)

(c)	Amendment No. 3 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (5)

(d)	Amendment No. 4 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (5)

(e)	Amendment No. 5 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (5)

(f)	Amendment No. 6 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (5)

(g)	Amendment No. 7 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (5)

(h)	Amendment No. 8 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (5)

(i)	Amendment No. 9 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (5)

(j)	Amendment No. 10 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (5)

(k)	Amendment No. 11 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (5)

(l)	Amendment No. 12 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (6)

(m)	Amendment No. 13 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (6)

(n)	Amendment No. 14 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (6)

(o)	Amendment No. 15 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (6)

(p)	Amendment No. 16 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (6)

(q)	Amendment No. 17 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (7)

(iii) Fee and Service Schedule for Stock Transfer Services between Registrant, Computershare Trust Company, N.A. and Computershare, Inc. (4)

(iv) Form of Rights Agent Agreement *

(v) Form of Information Agent Agreement *

(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality *

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm *

(o)	Not applicable

(p)	Form of Initial Subscription Agreement (3)

(q)	Not applicable

(r)	Code of Ethics of the Fund and the Investment Adviser (8)

(t)	(i) Powers of Attorney of the Registrant’s Trustees **

(ii) Form of Prospectus Supplement Relating to Common Shares **

(iii) Form of Prospectus Supplement Relating to Preferred Shares **

(iv) Form of Prospectus Supplement Relating to Notes **

(v)  Form of Prospectus Supplement Relating to Subscription Rights to Purchase Common Shares **

(vi) Form of Prospectus Supplement Relating to Subscription Rights to Purchase Preferred Shares **

(vii) Form of Prospectus Supplement Relating to Subscription Rights to Purchase Common and Preferred Shares **

(s)	Calculation of Filing Fee Exhibit **

(1)	Incorporated by reference to the Registrant’s pre-effective Amendment No. 1 to the Registration Statement on Form N-2, File Nos. 333-175701 and 811-21529, as filed with the Securities and Exchange Commission on September 19, 2011.
(2)	Incorporated by reference to the Registrant’s post-effective Amendment No. 7 to the Registration Statement on Form N-2, File Nos. 333-175701 and 811-21529, as filed with the Securities and Exchange Commission on May 7, 2013.
(3)	Incorporated by reference to the Registrant’s post-effective Amendment No. 3 to the Registration Statement on Form N-2, File Nos. 333- 223652 and 811-21529, as filed with the Securities and Exchange Commission on November 9, 2018.
(4)	Incorporated by reference to the Registrant’s pre-effective Amendment No. 2 to the Registration Statement on Form N-2, File Nos. 333-113621 and 811-21529, as filed with the Securities and Exchange Commission on May 25, 2004.
(5)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, File Nos. 333-223652 and 811-21529, as filed with the Securities and Exchange Commission on March 14, 2018.
(6)	Incorporated by reference to The Gabelli Multimedia Trust Inc.’s post-effective amendment No. 4 to the Registration Statement on Form N-2, File No. 333-218771 and 811-08476, as filed with the Securities and Exchange Commission on December 20, 2019.
(7)	Incorporated by reference to The Gabelli Dividend & Income Trust’s Tender Offer Statement on Schedule TO, File No. 005- 84324, filed on March 17, 2021.
(8)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, File No. 811-21529, filed with the Commission on May 24, 2021.
(9)	Incorporated by reference to the Registrant’s post-effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, file Nos. 333-256447 and 811-21529, as filed with the Securities and Exchange Commission on August 25, 2022.
*	To be filed by amendment.
**	Filed herewith.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the Prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC registration fees	$18,450
NYSE American listing fee	$40,000
Rating Agency fees	$100,000
Printing/engraving expenses	$275,000
Auditing fees and expenses	$55,000
Legal fees and expenses	$500,000
Miscellaneous	$217,550
Total	$1,214,000

Item 28.	Persons Controlled by or Under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities as of June 12, 2024

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest	9
Series A Cumulative Puttable and Callable Preferred Shares	2
Series B Cumulative Puttable and Callable Preferred Shares	1

Item 30.	Indemnification

Article IV of the Registrant’s Second Amended and Restated Agreement and Declaration of Trust provides as follows:

4.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2 Mandatory Indemnification. (a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e) Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law as if the Trust were a corporation organized under the Delaware General Corporation Law provided that such indemnification has been approved by a majority of the Trustees.

4.3 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Section 9 of the Registrant’s Investment Advisory Agreement provides as follows:

9. Indemnity

(a) The Fund hereby agrees to indemnify the Adviser and each of the Adviser’s trustees, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (v) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Fund. Notwithstanding the foregoing the Fund shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Fund cannot lawfully waive.

(b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the trustees of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-party Trustees of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

Other

Underwriter indemnification provisions to be filed by amendment.

Additionally, the Registrant and the other funds in the Gabelli/GAMCO Fund Complex jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of its directors/trustees, officers and certain affiliated persons. The Registrant pays a pro rata portion of the premium on such insurance policies.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (Securities and Exchange Commission File No. 801-37706).

Item 32.	Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Fund’s custodian, State Street Bank and Trust Company, at One Lincoln Street, Boston, Massachusetts 02111, and in part at the offices of the Fund’s shareholder services and transfer agent, Computershare Trust Company, N.A. at 150 Royall Street, Canton, Massachusetts 02021.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	Not applicable.

2.	Not applicable.

3.	Registrant undertakes:

a.	to file, during a period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply to the extent the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

b.	that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is subject to Rule 430B:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not Applicable.

5.	The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.	Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, and State of New York, on the 24th day of June, 2024.

The Gabelli Global Utility & Income Trust

By:
John C. Ball President, Treasurer and Principal Financial and Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 24th day of June, 2024.

Name	Title

*	Trustee
Calgary Avansino

*	Trustee
James P. Conn

*	Trustee
Vincent D. Enright

*	Trustee
Leslie F. Foley

*	Trustee
Michael J. Melarkey

*	Trustee
Salvatore M. Salibello

*	Trustee
Salvatore J. Zizza

Attorney-in-Fact
John C. Ball

*	Pursuant to a Power of Attorney

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT
Ex. (a)(iv)	Amendment to Statement for Preferences of Series B Cumulative Puttable and Callable Preferred Shares
Ex. (d)(v)	Form of Indenture
Ex. (t)(i)	Powers of Attorney
Ex. (t)(ii)	Form of Prospectus Supplement Relating to Common Shares
Ex. (t)(iii)	Form of Prospectus Supplement Relating to Preferred Shares
Ex. (t)(iv)	Form of Prospectus Supplement Relating to Notes
Ex. (t)(v)	Form of Prospectus Supplement Relating to Subscription Rights to Purchase Common Shares
Ex. (t)(vi)	Form of Prospectus Supplement Relating to Subscription Rights to Purchase Preferred Shares
Ex. (t)(vii)	Form of Prospectus Supplement Relating to Subscription Rights to Purchase Common and Preferred Shares
Ex. (s)	Calculation of Filing Fee Exhibit